UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Isis Pharmaceuticals, Inc.
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Job # Envelope # Sequence # # of # Sequence # 1 OF 2 1 2 1 5 0000178425_1 R1.0.0.51160 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 25, 2013 ISIS PHARMACEUTICALS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 26, 2013 B Date: June 25, 2013 Time: 2:00 PM PDT A ISIS PHARMACEUTICALS, INC. 2855 GAZELLE COURT CARLSBAD, CA 92010 ATTN: LINDA L. POWELL Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Location: 2855 Gazelle Court R Carlsbad, CA 92010 C O D E You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only

0000178425_2 R1.0.0.51160 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: XXXX XXXX XXXX (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Sequence # # of # Sequence # 0000178425_3 R1.0.0.51160 A Voting items The Board of Directors recommends you vote FOR the following nominees to be elected for a term expiring 2016: 1. Election of Directors Nominees 01 Stanley T. Crooke 02 Joseph Klein, III The Board of Directors recommends you vote FOR proposals 2, 3 and 4. B 2 Approve an amendment to the Isis Pharmaceuticals, Inc. 2011 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2011 Equity Incentive Plan by 3,500,000 shares to an aggregate of 5,500,000 shares. R C 3 To approve, by non-binding vote, executive compensation. O D 4 Ratify the Audit Committee's selection of Ernst & Young LLP as independent auditors for the 2013 fiscal year. E NOTE: Such other business as may properly come before the meeting or any adjournment thereof. . 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope #

Sequence # # of # Sequence # 0000178425_4 R1.0.0.51160 Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Envelope #